                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   (April 14, 2003)
                                                    May 7, 2003
                                                --------------------------------

                          Atchison Casting Corporation
                          ----------------------------
            (Exact name of registrant as specified in its charter)

         KANSAS                  1-12541               48-1156578
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission            (IRS Employer
    of incorporation)         File Number)         Identification No.)

400 South Fourth Street, Atchison, Kansas                 66002
--------------------------------------------------------------------------------
(Address of principal executive offices)               (zip code)

Registrant's telephone number, including area code    (913) 367-2121
                                                   -----------------------------

                                 Not applicable
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

Item 5.   Other Events.

Between April 14, 2003, and May 3, 2003 the Company entered into the Third,
Fourth, Fifth and Sixth Reinstatements and Modifications of the Fourteenth
Amendment and Forbearance Agreement to the Credit Agreement and the Third,
Fourth, Fifth and Sixth Reinstatements and Modifications of the Eleventh
Amendment to the Note Purchase Agreement. These amendments collectively, among other things, modify the termination date of the forbearance from April 11,
2003, to May 31, 2003.

Item 7.   Financial Statements and Exhibits.

     (c)  EXHIBITS. The following exhibits are filed herewith:

     4.1  Third Reinstatement and Modification of the Fourteenth Amendment and
          Forebearance Agreement to the Credit Agreement dated as of April 14, 2003.

     4.2  Fourth Reinstatement and Modification of the Fourteenth Amendment and
          Forebearance Agreement to the Credit Agreement dated as of April 22, 2003.

     4.3  Fifth Reinstatement and Modification of the Fourteenth Amendment and
          Forebearance Agreement to the Credit Agreement dated as of April 29, 2003.

     4.4  Sixth Reinstatement and Modification of the Fourteenth Amendment and
          Forebearance Agreement to the Credit Agreement dated as of May 3, 2003.

                                        2

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date: May 7, 2003

                                    Atchison Casting Corporation

                                    By: /s/ Kevin T. McDermed
                                        --------------------------------
                                          Kevin T. McDermed
                                          Chief Financial Officer

                                        3